SCHWAB DIVIDEND EQUITY FUND TM

      PROSPECTUS
      July 23, 2003


      As amended October 24, 2003


As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                           [CHARLES SCHWAB LOGO]

SCHWAB DIVIDEND EQUITY FUND TM

      ABOUT THE FUND

        Strategy ..............................   2

        Main risks ............................   3

        Performance ...........................   4

        Fund fees and expenses ................   4

        Fund management .......................   5

      INVESTING IN THE FUND

        Buying shares .........................   7

        Selling/exchanging shares .............   8

        Transaction policies ..................   9

        Distributions and taxes ...............  10

ABOUT THE FUND

The Schwab Dividend Equity Fund TM seeks current income from dividends that are eligible for the reduced tax rate on qualified dividend income. The fund also seeks capital appreciation by harnessing the power of the Schwab Equity Ratings TM. The fund will primarily invest in dividend paying common and preferred stocks. The fund's portfolio managers seek to select stocks that pay dividends and that have been rated by the Schwab Equity Ratings to outperform the market over the next 12 months. The manager then constructs a diversified portfolio that is designed to have lower volatility than that of the S&P 500 Index, but with a higher yield. Schwab Equity Ratings objectively rate a large universe of stocks according to each stock's expected performance versus the market.

The fund is designed for long-term investors. Its performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB DIVIDEND EQUITY FUND TM
TICKER SYMBOLS Investor Shares: SWDIX     Select Shares(R): SWDSX

--------------------------------------------------------------------------------
THE FUND SEEKS CURRENT INCOME AND CAPITAL APPRECIATION.

SCHWAB EQUITY RATINGS

Schwab Equity Ratings objectively evaluate common stocks on the basis of a wide variety of investment metrics in four broad categories: fundamentals, valuation, momentum and risk. Schwab has found these investment criteria to be historically correlated with stock price performance. Schwab Equity Ratings are designed to identify stocks that will outperform, or underperform, the market as a whole over the next 12 months.
--------------------------------------------------------------------------------

STRATEGY

UNDER NORMAL CIRCUMSTANCES, THE FUND INVESTS AT LEAST 80% OF ITS NET ASSETS IN DIVIDEND PAYING COMMON AND PREFERRED STOCKS. The fund will notify its shareholders at least 60 days before changing this policy. The fund seeks to provide current income from dividends that are eligible for the reduced tax rate on qualified dividend income. The fund also seeks to provide capital appreciation by harnessing the power of the Schwab Equity Ratings TM.

The fund's initial selection universe typically consists of the 1,500 largest U.S. publicly traded companies in terms of market capitalization. These companies tend to be large- to mid-cap companies. From this list, the manager seeks to select stocks that pay dividends and that have been rated by Schwab Equity Ratings to outperform the market. The manager then constructs a diversified portfolio that seeks to provide a dividend yield that exceeds that of the S&P 500 Index while seeking to maintain a lower volatility than that of the Index.

The fund may also invest in other equity or fixed income investments, including convertible securities and futures. Convertible securities can be converted into or exchanged for common stocks, preferred stocks or other securities. Convertible securities and preferred stocks provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, lowering fund performance and increasing the likelihood of capital gain distributions.

      This fund may be an appropriate part of your overall investment strategy if you are a long-term investor looking for current dividend income and capital appreciation.

MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

MANY OF THE RISKS OF THIS FUND ARE ASSOCIATED WITH THE LARGE- AND MID-CAP SEGMENTS OF THE U.S. STOCK MARKET AND DIVIDEND PAYING STOCKS IN PARTICULAR. Whenever large- and mid-cap U.S. stocks fall behind other types of investments --bonds or small-cap stocks, for instance--the fund's performance also will lag these investments. In addition, because the values of mid-cap stocks may fluctuate more widely than those of large-cap stocks, the fund could be more volatile if it were to increase its holdings of mid-cap stocks. The fund's income objective may limit its ability to appreciate during a broad market advance because income paying stocks may not experience the same capital appreciation as non-dividend paying stocks. In addition, stocks held by the fund, may reduce or stop paying dividends, which could affect the fund's ability to generate income.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market wide trends; the outcome may be positive or negative, short term or long term. At times, the fund's performance may be better or worse than other funds with a broader investment style or that focus on other segments of the stock market. Other factors may not affect the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries.

THE FUND'S INVESTMENT STRATEGIES ARE BASED LARGELY ON HISTORICAL INFORMATION. If investment techniques are flawed or market dynamics change in a way that reduces the effectiveness of the research methodology, these strategies may negatively impact fund performance. The manager's portfolio construction strategy may not successfully limit the volatility of the fund's investments. As a result, the fund may underperform funds with similar objectives.

THE FUND MAY INVEST IN CONVERTIBLE SECURITIES. Convertible securities generally are debt obligations that pay income, but which may convert into common or preferred stock under certain circumstances. These investments, which are often issued by smaller or less established companies, are subject to stock risks, so the value of convertible securities may fluctuate like a common stock, but they also are subject to fixed income risks. For example, an issuer may fail to pay interest or dividends, and prices of convertible securities generally will fall when interest rates rise.

--------------------------------------------------------------------------------
OTHER RISK FACTORS

Although the fund's main risks are those associated with its stock investments, the fund uses other strategies that also may involve risks. For example, futures contracts, which the fund may use to gain exposure to the stock market for its cash balances, could hurt the fund's performance if they don't perform as expected.

As with all actively managed funds, there is no guarantee that the investment techniques and risk analysis used by the portfolio managers will achieve the desired results.
--------------------------------------------------------------------------------

PERFORMANCE

Because this is a new fund, no performance figures or financial highlights are given. Information will appear in a future version of the fund's prospectus.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                     INVESTOR        SELECT
(% of transaction amount)             SHARES        SHARES(R)
--------------------------------------------------------------
                                        None           None
ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------
Management fees                        0.85%          0.85%
Distribution (12b-1) fees               None           None
Other expenses 1                       0.49%          0.34%
                                      ---------------------
Total annual operating expenses        1.34%          1.19%

Expense reduction                     (0.24%)        (0.24%)
                                      ---------------------
NET OPERATING EXPENSES 2, 3            1.10%          0.95%
                                      ---------------------



1 Based on estimated expenses for the current fiscal year.



2 Net operating expenses of 0.00% for the Investor Shares and Select Shares are guaranteed by Schwab and the investment adviser through 5/3/04.



3 For the period 5/4/04 through 2/28/05, Schwab and the investment adviser guarantee that the net operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares will not exceed 1.10% and 0.95%, respectively.


Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                   1 year   3 years
------------------------------------
INVESTOR SHARES     $38     $316

SELECT SHARES       $32     $279

      FUND MANAGEMENT

The fund's investment adviser, Charles Schwab Investment Management, Inc., has more than $144 billion under management.

      The investment adviser for the fund is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R). The firm manages assets for more than 6 million shareholder accounts. (All figures on this page are as of 05/31/03.)

      As the investment adviser, the firm oversees the asset management and administration of the fund. As compensation for these services, the firm receives a management fee from the fund of 0.85% of average daily net assets.

      GERI HOM, a vice president and senior portfolio manager of the investment adviser, joined the firm in 1995 and is the lead manager of the fund. She is also the lead manager for each of the funds which use Schwab Equity
      Ratings: Schwab Hedged Equity Fund TM; Schwab Core Equity Fund TM and Schwab Focus Funds. In addition, she is also responsible for the overall management of the Schwab Equity Index Funds. Geri worked for nearly 15 years in asset management, prior to joining Schwab.

      LARRY MANO, a director and portfolio manager of the investment adviser, joined Schwab in 1998 and co-manages the fund. He also manages Schwab Core Equity Fund, Schwab Focus Funds and Schwab Equity Index Funds. Larry worked for 20 years in asset management prior to joining Schwab.

      KIMON DAIFOTIS, CFA, a vice president and senior portfolio manager of the investment adviser, is responsible for the management of the fund's preferred stocks and convertible securities. Prior to joining the firm in September 1997, he worked for more than 18 years in research and asset management.

      INVESTING IN THE FUND

      As a SchwabFunds(R) investor, you have a number of ways to do business with us.

      On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

BUYING SHARES

Shares of the fund may be purchased through a Schwab account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with the fund's policies, to buy, sell and exchange shares of the fund. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.




STEP 1

CHOOSE A SHARE CLASS. Your choice may depend on the amount of your investment. The minimums shown below are for each share class.


                   MINIMUM INITIAL       MINIMUM ADDITIONAL         MINIMUM
SHARE CLASS        INVESTMENT            INVESTMENTS                BALANCE
--------------------------------------------------------------------------------
INVESTOR SHARES    $2,500 ($1,000 for    $500 ($100 for custodial    --
                   retirement and        accounts and investments
                   custodial accounts)   through the Automatic
                                         Investment Plan)

SELECT SHARES(R)   $50,000               $1,000                     $40,000


STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                  FEATURES
--------------------------------------------------------------------------------
REINVESTMENT            All dividends and capital gain distributions are
                        invested automatically in shares of the fund.

CASH/REINVESTMENT MIX   You receive payment for dividends, while any capital
                        gain distributions are invested in shares of the fund.

CASH You receive payment for all dividends and capital gain distributions.

STEP 3

PLACE YOUR ORDER. Use any of the methods described on the following page. Make checks payable to Charles Schwab & Co., Inc. Orders placed in-person or through a telephone representative are subject to a service fee, payable to Schwab.

--------------------------------------------------------------------------------
SCHWAB ACCOUNTS

Some Schwab account features can work in tandem with features offered by the fund.

For example, when you sell shares in the fund, the proceeds automatically are paid to your Schwab account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

- Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares by mail, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.
--------------------------------------------------------------------------------

SELLING/EXCHANGING SHARES

When selling or exchanging shares, please be aware of the following policies:

- The fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- The fund reserves the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund's assets, whichever is less.

- Exchange orders are limited to other SchwabFunds(R) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

METHODS FOR PLACING DIRECT ORDERS

INTERNET

www.schwab.com

SCHWAB BY PHONE TM 1

Automated voice service or speak with a representative at 1-800-435-4000 (for TDD service, call 800-345-2550).

TELEBROKER(R)

Automated touch-tone phone service at 1-800-272-4922.

SCHWABLINK(R)

Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 1-800-647-5465.

MAIL

Write to SchwabFunds at:
P.O. Box 3812
Englewood, CO 80155-3812.

IN PERSON 1

Visit the nearest Charles Schwab branch office.

You are automatically entitled to initiate transactions by the Internet or telephone. The fund and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the fund and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.

1 Orders placed in-person or through a telephone representative are subject to a service fee, payable to Schwab.


8 Investing in the fund

TRANSACTION POLICIES

THE FUND IS OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The fund calculates its share price each business day after the close of the NYSE (generally 4 p.m. Eastern time). The fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.

Orders to buy, sell or exchange shares that are received in good order prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your investment provider. However, some investment providers may arrange with the fund for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.

In valuing its securities, the fund uses market quotes if they are readily available. In cases where quotes are not readily available, or the adviser deems them unreliable, the fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

THE FUND RESERVES CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED AT RIGHT.

--------------------------------------------------------------------------------
THE FUND AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the fund as a result of selling or exchanging your shares.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To refuse any purchase or exchange order, including large purchase orders that may negatively impact its operations, and orders that appear to be associated with short-term trading activities.

- To change or waive the fund's investment minimums.

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS

Dividends that are designated by the fund as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. The fund expects that the majority, or possibly all, of the fund's ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates.

If you are investing through a taxable account and purchase shares of the fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when the fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS THE FUND EARNS. Every year, the fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. Distributions of net investment income typically are paid at the end of every calendar quarter, while capital gains typically are paid in December to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. The fund's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another SchwabFund is treated the same as a sale. An exchange between classes within the fund is not reported as a taxable sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.

AT THE BEGINNING OF EVERY YEAR, THE FUND PROVIDES SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS the fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.


10 Investing in the fund

NOTES

NOTES

NOTES

Schwab Dividend
Equity Fund TM


      PROSPECTUS
      July 23, 2003

      As amended October 24, 2003


                                                           [CHARLES SCHWAB LOGO]

TO LEARN MORE

This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

For a free copy of any of these documents or to request other information or ask questions about the fund, call SchwabFunds at 1-800-435-4000. In addition, you may visit SchwabFunds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus or an annual or semi-annual report.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

SEC FILE NUMBER
Schwab Dividend Equity Fund TM      811-7704


REG25543FLT-02